UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 8, 2008

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1600, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On December 8, 2008, NewStar Financial, Inc. (the “Company”) applied to the Board of Governors of the Federal Reserve System for approval to become a Bank Holding Company and form a new subsidiary that would be chartered as a national bank and acquire certain assets and assume certain liabilities of an existing bank. The Company also applied to the Office of the Comptroller of the Currency for “shelf” approval to obtain a national bank charter, which is a new type of approval designed to facilitate acquisitions of failed depository institutions. The Company is currently in discussions but has not executed any definitive agreements with respect to any investments in or acquisition of any bank. The Company cannot become a Bank Holding Company unless and until it acquires a bank.

Important Cautionary Statement About Forward-Looking Statements

The information in this report contains forward-looking statements, including statements regarding the Company’s intention to acquire or invest in an existing bank and become a Bank Holding Company. There can be no assurance that the Company will acquire or invest in a bank or become a Bank Holding Company. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and the Company does not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements include the uncertainty of the application process with the Federal Reserve and the Office of the Comptroller of the Currency in addition to those factors that can be found in the Company’s filings with the Securities and Exchange Commission, including Item 1A (“Risk Factors”) of its 2007 Annual Report on Form 10-K, as supplemented by the Risk Factors contained in its Quarterly Reports on Form 10-Q, and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: December 8, 2008	By:	/s/ JOHN K. BRAY
John K. Bray
Chief Financial Officer

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